                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2000

                Advanta Revolving Home Equity Loan Trust 2000-A
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                     333-92669-01              88-0360305
-------------------------------     ----------------      ----------------------
(State or Other Jurisdiction of     (Commission File          (IRS Employer
        Incorporation)                  Number)           Identification Number)

                        Advanta Conduit Receivables, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      333-92669                88-0360305
-------------------------------     ----------------      ----------------------
(State or Other Jurisdiction of     (Commission File          (IRS Employer
        Incorporation)                  Number)           Identification Number)

Attention: General Counsel
10790 Rancho Bernardo Road
  San Diego, California                                               92127
--------------------------                                       ---------------
  (Address of Principal                                             (Zip Code)
   Executive Offices)

Registrant's telephone number,
including area code:                                              (858) 674-1800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

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ITEM 5.           OTHER EVENTS.

                  In connection with the offering of the Advanta Revolving Home Equity Loan Trust 2000-A, Advanta Revolving Home Equity Loan Asset Backed Notes, Series 2000-A, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable

                  (c)      Exhibits:


                    Exhibit No.               Description
                    -----------               -----------
                    99.1                      Related Computational Materials


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2000                 ADVANTA REVOLVING HOME EQUITY
                                     LOAN TRUST 2000-A

                                     By:      Advanta Conduit Receivables, Inc.

                                     By:      /s/ Michael Coco
                                        ----------------------------------------
                                     Name:    Michael Coco
                                     Title:   Vice President

                                     ADVANTA CONDUIT RECEIVABLES, INC.

                                     By:      /s/ Michael Coco
                                        ----------------------------------------
                                     Name:    Michael Coco
                                     Title:   Vice President


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
                                  EXHIBIT INDEX

                    Exhibit No.               Description
                    -----------               -----------
                    99.1                      Related Computational Materials
                                              (as defined in Item 5 above)



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